UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSSION
                             WASHINGTON, D.C.  20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec.240.14a-12

                              CBC HOLDING COMPANY
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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          filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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
                              CBC HOLDING COMPANY
                             102 West Roanoke Drive
                            Fitzgerald, Georgia 31750
                                 (229) 423-4321

                               September 29, 2006


To the Shareholders of CBC Holding Company:

     You are cordially invited to attend the annual meeting of shareholders of CBC Holding Company (the "Company") to be held at the Charles Harris Learning Center at East Central Technical College, located at 667 Perry House Road, Fitzgerald, Georgia, on Wednesday, October 18, 2006 at 5:00 p.m. The official notice of the annual meeting and the Proxy Statement of the Company and the Company's Annual Report to Shareholders accompany this letter.

     The principal business of the meeting will be to elect directors to serve for a one-year term and to review the operations of the Company and its wholly owned subsidiary, Community Banking Company of Fitzgerald, for 2005.

     We hope that you will be able to attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE REQUEST THAT YOU MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. Promptly returning your proxy will help ensure that the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                        Sincerely,

                                        /s/ George M. Ray

                                        George M. Ray
                                        President, Chief Executive Officer
                                        and Chief Financial Officer

                              CBC HOLDING COMPANY
                             102 West Roanoke Drive
                            Fitzgerald, Georgia 31750
                                 (229) 423-4321


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 18, 2006


To the Shareholders of CBC Holding Company:

     CBC Holding Company hereby notifies you that the Annual Meeting of Shareholders of CBC Holding Company will be held on Wednesday, October 18, 2006 at 5:00 p.m. at 667 Perry House Road, Fitzgerald, Georgia, for the purposes of:

     (1)  Electing fourteen (14) persons to serve as directors of the Company;
          and

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on September 29, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     We request that you mark, date, sign, and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to revoke a proxy that you had previously returned, you may do so at any time before the proxy is exercised.


                                        By Order of the Board of Directors,

                                        /s/ John T. Croley, Jr.

                                        John T. Croley, Jr.
                                        Vice Chairman and Secretary


September 29, 2006


PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY RETURNING YOUR PROXY.

                              CBC HOLDING COMPANY
                             102 WEST ROANOKE DRIVE
                            FITZGERALD, GEORGIA 31750
                                 (229) 423-4321


             -------------------------------------------------------

                     PROXY STATEMENT FOR 2006 ANNUAL MEETING

             -------------------------------------------------------


                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders for CBC Holding Company (the "Company") to be held at 5:00 p.m. on Wednesday, October 18, 2006 at the Charles Harris Learning Center at East Central Technical College, located at 667 Perry House Road, Fitzgerald, Georgia, and at any adjournments of the meeting.

RECORD DATE AND MAIL DATE

     The close of business on September 29, 2006 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy to shareholders on or about September 29, 2006.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value authorized, of which 731,904 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

ANNUAL REPORT AND OTHER MATTERS

     The 2005 Annual Report to Shareholders, which is included with this proxy statement, contains financial and other information about our activities, but is not incorporated into this proxy statement and is not to be considered as part of these proxy soliciting materials. The information contained in the "Audit Committee Report" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 17 of the Securities and Exchange Act of 1934, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934.

     We will provide upon written request, without charge, to each shareholder of record as of the record date, a copy of our annual report on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission. Any exhibits listed in the Form 10-KSB report also will be furnished upon written request at the actual expenses we incur in furnishing such exhibits. Any such requests should be directed to George M. Ray, our chief executive officer, at the address set forth at the beginning of this proxy statement.

                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to elect fourteen (14) persons to serve as directors for a one-year term. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                                         ---
APPROVAL OF EACH DIRECTOR NOMINEE.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy. If you sign and return your proxy but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted for the election of the nominated directors and in the best
              ---
judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to George Ray, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee received sufficient votes to be elected. To be elected, a director nominee must receive more votes for than against his or her election as a director. As a result, if you withhold your vote as to one or more nominees, it will have the effect of a vote against the election of the withheld nominee(s).

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

                             SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

     PROPOSAL:  ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide that the Company's Board of Directors shall hold office for a term of one year. The Board of Directors recommends that the shareholders elect the nominees listed below. The following table shows for each nominee: (a) his name; (b) his age at December 31, 2005;
(c) how long he has been a director of the Company; (d) his position(s) with the Company and Community Banking Company of Fitzgerald (the "Bank"); and (e) his principal occupation and recent business experience. Except as otherwise indicated, each director has been engaged in his present principal occupation for more than five years.

                                         DIRECTOR NOMINEES
                                  For One-Year Term Expiring 2007

                                    Director   Positions with the Company and
Name and Age                        Since(1)   Business Experience for Last Five Years
----------------------------------  ---------  ---------------------------------------
Sidney S. (Buck) Anderson, Jr., 70    1996     Chairman of the Board of the Company and the Bank; President and
                                               General Manager - Dixie Peanut Company

James Thomas Casper, III, 50          1996     Certified Public Accountant - Worthington Casper & Stone, CPA, PC

Charles A. (Pete) Clark, Sr. 59       1998     Chief Executive Officer and Owner - C&S Aircraft Service, Inc.;
                                               Chief Executive Officer and Owner - Ewing Dusting Services, Inc.

John T. Croley, Jr., 56               1996     Secretary and Vice Chairman of the Company and the Bank; Attorney
                                               - sole practitioner

A.B.C. (Chip) Dorminy, III, 57        1996     President - ABCD Farms, Inc.; CEO - Farmers Quality Peanut Co.
                                               and D&F Grain Co.

John S. Dunn, 61                      1996     Owner - Shep Dunn Construction

Lee Phillip Liles, 56                 1996     Agency Manager - Georgia Farm Bureau Mutual Insurance Co.

Steven L. Mitchell, 48                1996     Tree Farmer and Co-owner - Irwin Timber Company

James A. Parrott, II, 66              1996     Owner - Standard Supply Co. & Building Materials, Inc.

George M. Ray, 59                     1996     President & Chief Executive Officer of the Company and the Bank.

Hulin Reeves, Jr., 55                 1999     Farmer

Robert E. Sherrell, 69                1996     Attorney - Jay, Sherrell, Smith & Braddy, P.C.

John Edward Smith, III, 57            1996     Attorney - Jay, Sherrell, Smith & Braddy, P.C.

Wyndall L. Walters, 58                1998     President - Irwin County Motors (doing business as Fitzgerald Ford
                                               Lincoln Mercury)

-----------------------
(1) The Company was incorporated in October 1996. Each of these individuals also serves on the Board of Directors of the Bank.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR
                                                     ---
NOMINEES LISTED ABOVE.

                      MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2005, the Board of Directors of the Company held 16 joint board meetings with the Board of Directors of the Bank. All directors attended at least 75% of the meetings of the Board of Directors of the Company and the meetings of the Bank's Audit Committee, if applicable, except for Mr. Clark, who attended 73.7% of such meetings, Mr. Mitchell who attended 62.5% of such meetings, and Mr. Walters who attended 63.2% of such meetings.

ANNUAL MEETING ATTENDANCE

     Although the Company does not have a formal policy regarding the directors' attendance at the annual meeting of the shareholders, all directors are expected to attend. All of the directors of the Company attended the 2005 annual meeting of shareholders.

NOMINATING COMMITTEE AND COMPENSATION COMMITTEE

     The Board of Directors of the Company does not have a standing nominating or compensation committee and has not adopted a nominating committee charter. Rather, the full board participates in the consideration of director nominees. All of the Company's directors, except for Mr. Ray, are independent directors under the National Association of Securities Dealers definition of "independent director." Since the Company is a small business issuer and only one of its directors is not independent, the Company believes a standing nominating committee is not necessary.

     The Board of Directors of the Company is responsible for establishing targets and awards for any incentive compensation plan, reviewing salary ranges and fringe benefits, and reviewing and approving remuneration of the executive officers.

AUDIT  COMMITTEE

     The Company does not conduct any significant business activities separate and apart from the Bank. Accordingly, the Bank's Audit Committee effectively acts as the Audit Committee of the Company. The Bank's Audit Committee recommends to the Bank's, and therefore to the Company's, Board of Directors the independent public accountants to be selected to audit the Bank's and the Company's annual financial statements and determines whether all audits and exams required by law are being performed fully, properly and in a timely fashion. The Audit Committee also evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and audit plan.

     The Bank's Audit Committee consists of Sidney S. (Buck) Anderson, James Thomas Casper, III, Charles A. Clark, A.B.C. (Chip) Dorminy, III, Hulin Reeves, Jr., and Wyndall L. Walters. Although the Company's stock is not listed on an exchange or traded on the Nasdaq Stock Market, each current member of the Audit Committee meets the requirements for independence as defined by Nasdaq listing standards.

     During the year ended December 31, 2005, the Bank's Audit Committee held three meetings. Neither the Company's nor the Bank's Board of Directors has adopted a written charter for the Bank's Audit Committee. Although none of the Audit Committee members meets the criteria specified under applicable Securities and Exchange Commission regulations for an "Audit Committee financial expert," the Board believes that each committee member has the financial knowledge, business experience and independent judgment necessary to serve effectively on the Audit Committee, and further notes that Mr. Casper, a member of the Bank's Audit Committee, is a certified public accountant.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reports as follows with respect to the audit of the Company's 2005 audited consolidated financial statements.

     - The Audit Committee has reviewed and discussed the Company's 2005 audited consolidated financial statements with the Bank's and the Company's management;

     - The Audit Committee has discussed with the independent auditors, Thigpen Jones Seaton & Co., the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The Audit Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the Company and its related entities) and has discussed with the auditors the auditors' independence from the Company and the Bank; and

     - Based on review and discussions of the Company's 2005 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's 2005 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.


          May 17, 2006   Audit Committee:  Sidney S. (Buck) Anderson
                                           James Thomas Casper, III
                                           Charles A. Clark
                                           A.B.C. (Chip) Dorminy, III - Chairman
                                           Hulin Reeves, Jr.
                                           Wyndall L. Walters

                                EXECUTIVE OFFICER

     Currently, the Company has only one executive officer. The following table provides: (a) his name; (b) his age at December 31, 2005; (c) how long he has been an officer of the Company; and (d) his positions with the Company and the
Bank:

NAME (AGE)          OFFICER SINCE  POSITION WITH THE COMPANY AND THE BANK
------------------  -------------  --------------------------------------

George M. Ray (59)       1998      President, Chief Executive Officer and Acting
                                   Chief Financial Officer of the Company and the
                                   Bank

                COMPENSATION OF EXECUTIVE OFFICER AND DIRECTORS

SUMMARY COMPENSATION TABLE

     The following table presents the total compensation the Company (or the Bank) paid or granted to Mr. Ray as the Company's chief executive officer in fiscal years 2005, 2004 and 2003. No other employee of the Company or the Bank received more than $100,000 in annual compensation during 2005.

===================================================================================================================
                                                                               Long-Term Compensation
                                                                   ------------------------------------------------
                            Annual Compensation                              Awards              Payouts
                    -------------------------------------------    ------------------------------------------------
                                                        Other      Restricted                              All
                                                       Annual         Stock     Options/     LTIP         Other
                               Salary      Bonus    Compensation     Awards       SARs      Payouts   Compensation
Name and Position     Year       ($)        ($)          ($)           ($)         (#)        ($)          ($)
------------------  --------  ---------  ---------  -------------  -----------  ---------  ---------  -------------
George M. Ray,          2005    102,648          0          --(1)            0          0          0       5,371(2)
President, CEO and      2004     98,575          0          --(1)            0          0          0      4,117 (2)
Acting CFO              2003     97,760          0          --(1)            0          0          0      3,551 (2)
===================================================================================================================

(1) The aggregate value of "other annual compensation" does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations and is therefore omitted.
(2) Consists primarily of contributions to the Company's 401(k) made by the Company on behalf of Mr. Ray.

OPTION GRANTS IN FISCAL YEAR 2005

     The Company did not grant any options during fiscal year 2005.

OPTION HOLDINGS

     There are no options issued to any executive officer or director of the Company or the Bank in connection with the Company's common stock or any other security issued by the Company.

DIRECTOR COMPENSATION

     During 2005, directors of the Company received $400 for each board meeting attended. Emeritus directors received $200 for each board meeting attended. No other compensation is given to directors for their service as directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table lists the number of shares of the Company's common stock beneficially owned as of December 31, 2005 by (a) each director and executive officer of the Company and (b) all executive officers and directors as a group. To our knowledge, there are no shareholders who hold greater than 5% of the Company's outstanding common stock who are not also directors of the Company. The information shown below is based upon information furnished to the Company by the named persons. The address for each of the directors is 102 West Roanoke Drive, Fitzgerald, Georgia 31750.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Exchange Act. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his shares.

                                  NUMBER    PERCENT
NAME                             OF SHARES  OF CLASS   NATURE OF BENEFICIAL OWNERSHIP(1)
-------------------------------  ---------  ---------  ---------------------------------

Sidney S. (Buck) Anderson, Jr.     106,501     14.55%

James Thomas Casper, III            11,130      1.52%  105 shares are held by Mr. Casper's daughter.

Charles A. (Pete) Clark, Sr.        11,355      1.55%  551 shares are held jointly by Mr. Clark and his son.

John T. Croley, Jr.                 27,562      3.42%  1,281 shares are held by Mr. Croley for the benefit of his son; 1,281 shares are held by Mr. Croley for the benefit of his grandchildren.

A.B.C. (Chip) Dorminy, III          34,286      4.68%  11,025 shares are held by ABCD Farms, Inc. of which Mr.
                                                       Dorminy is President; 10,473 are held by Mr. Dorminy's
                                                       wife; 4,410 shares are held in the Emma Myrtice Dorminy
                                                       Trust.

John S. Dunn                         5,512      0.75%

Lee Phillip Liles                    5,925      0.81%

Steven L. Mitchell                   7,626      1.04%  1,717 shares are held by Mr. Mitchell as custodian for his daughter; 2,602 shares are held by Mr. Mitchell as custodian for his son.

James A. Parrott, II                 8,378      1.14%  110 shares are held by Mr. Parrott's spouse.

George M. Ray(2)                     6,063      0.83%

Hulin Reeves, Jr.                    6,756      0.92%  771 shares are held by the Estate of Joy Reeves.

Robert E. Sherrell                  13,450      1.84%

John Edward Smith, III               2,756      0.38%

Wyndall L. Walters                   3,169      0.43%

ALL DIRECTORS AND EXECUTIVE        250,469     34.22%
OFFICERS, AS A GROUP

-----------------------------------------
(1) This column separately describes only those shares of common stock "beneficially owned" which are not held by the reporting person directly or jointly with his spouse.

(2)  Mr. Ray is also an executive officer of the Company.

     John T. Croley, Jr. and John S. Dunn, who are related by marriage, are the only directors or executive officers that have a family relationship as close as first cousins.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file initial reports of ownership and reports of changes in ownership of the Company's common stock ("Section 16 Reports"). The Reporting Persons are required to furnish the Company with copies of the Section 16 Reports they file. All of the Reporting Persons who are listed above complied with all applicable Section 16(a) filing requirements.

                     RELATIONSHIPS AND RELATED TRANSACTIONS

     From time to time our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, may have banking or other business transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other transactions with those persons or entities (a) are made in accordance with applicable law and the Bank's lending policies, (b) are made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and (c) do not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Thigpen Jones Seaton & Co. is the accounting firm responsible for preparing an audited report of the Company's financial statements. Thigpen Jones Seaton & Co. has acted as the Company's accounting firm since 1996. A representative from Thigpen Jones Seaton & Co. is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     The following table shows the amounts paid by the Company and the Bank to Thigpen Jones Seaton & Co., the Company's and the Bank's independent auditors, for the last two fiscal years.

     Category               2005      2004
     --------            ----------  -------
     Audit Fees . . . .  $  26,000   $25,600
     Audit Related Fees     17,450    14,895
     Tax Fees . . . . .      2,500     2,400
     All Other Fees . .   17,900(1)    3,305
     Total               $  63,850   $46,200
                         ==========  =======

----------
     (1)  Includes work on filings pursuant to reorganization plan.

AUDIT FEES

     Audit fees represent fees billed by Thigpen Jones Seaton & Co. for professional services rendered in connection with the audit of the Company's annual financial statements for 2005 and 2004.

AUDIT RELATED FEES

     Audit related fees represent fees billed by Thigpen Jones Seaton & Co. for professional services rendered in connection with the review of the financial statements included in the Company's quarterly filings on Form 10-QSB, annual filings on Form 10-KSB and other filings with the SEC.

TAX FEES

     Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered by Thigpen Jones Seaton & Co. for tax compliance, tax advice, tax planning and preparation of federal and state corporate income tax returns.

ALL OTHER FEES

     Other fees billed in 2005 and 2004 related primarily to regulatory reporting services that were pre-approved by the Audit Committee.

     The fees billed by Thigpen Jones Seaton & Co. are pre-approved by the Audit Committee in accordance with the policies and procedures for the Audit Committee. The Audit Committee pre-approves all audit and non-audit services provided by the Company's independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. For 2005, 100% of the fees incurred were pre-approved.

               DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

     In August 2004, the Board amended the sections of the Company's bylaws
governing shareholder nominations and proposals.   Those sections of the bylaws
are summarized below.

     DIRECTOR NOMINATIONS.   The Company does not have a formal nomination
committee. The Board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers of the Bank, shareholders of the Company and professionals in the financial services and other industries. Similarly, the Board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers: the potential nominee's business experience; knowledge of the Bank and the financial services industry; experience in serving as a director of the Company or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the Board deems relevant.

     The Board will consider shareholder nominations for directors that are made in writing and delivered not fewer than 90 days before a meeting at which directors are to be elected. The nomination must state, to the extent known to the nominating shareholder, the following information:

          -    The name and address of each proposed nominee;

          -    The principal occupation of each proposed nominee;

          - The total number of shares of capital stock of the corporation that will be voted for each proposed nominee;

          - The name and residence address of the shareholder making the nomination; and

          - The number of shares of capital stock of the corporation owned by the shareholder making the nomination.

Other information not specified above regarding the nominee that is required to be disclosed in a solicitation of proxies by the Company pursuant to Regulation 14A under the Securities and Exchange Act of 1934 (including the nominee's written consent to be named in a proxy statement as a nominee and to serve as a director if elected) should also be provided.

     Nominations not made in accordance with this procedure may be disregarded by the chair of the meeting at which the election is to be held.

     SHAREHOLDER PROPOSALS. To be properly brought before the shareholders at the annual meeting, shareholder proposals not relating to the election of directors must be received by the Company at least 90 days before the meeting date. To have such matter included in the annual proxy materials of the Company, however, shareholder proposals must be received by the Company by a reasonable time before the Company begins to print and mail its proxy materials for next year's annual meeting, which is expected to be held on or around April 18, 2007. Generally, the proxyholder(s) disclosed in the Company's proxy statement shall have the discretionary authority to vote upon any shareholder proposal not included in the Company's proxy materials. Our bylaws require that a shareholder proposal notice provide:

          - a brief description of the business desired to be brought before the annual meeting, a clear statement as to the course of action that the shareholder believes the corporation should take in connection with such proposed business matter and the reasons for conducting such business at the annual meeting;

          - the name and record address of the shareholder proposing such business;

          - the class and number of shares of the corporation which are beneficially owned by the shareholder and how long the shareholder has held such shares; and

          -    any material interest of the shareholder in such business.

Other information not specified above that is required to be disclosed in a solicitation of proxies by the Company pursuant to Regulation 14A under the Securities and Exchange Act of 1934 should also be provided.

     A shareholder may submit no more than one matter of business at a particular shareholders' meeting. Additionally, the shareholder's statement presenting the proposed business matter, if included in any proxy statement of the Company, may not exceed 500 words, or such greater word limitation established by applicable regulation. To the fullest extent permitted by applicable law, the Board of Directors have the discretion to determine whether a shareholder's proposal is a proper business matter. Accordingly, the Board may, if warranted under the circumstances, deny the shareholder's proposal request upon written notice to the shareholder stating its reason for such denial.

     Submission Deadline for Next Annual Meeting. To be included in the Company's 2007 proxy statement, shareholder nominations and proposals will likely need to be submitted to the Company for consideration at the 2007 annual meeting of shareholders by a reasonable time before the date that the Company begins mailing the proxy statement for the 2007 annual meeting, which is expected to be on or around April 18, 2007. Generally, the proxyholder(s) disclosed in the Company's proxy statement shall have the discretionary authority to vote upon any shareholder proposal not included in the Company's proxy materials.

     Shareholder Communications. Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing, addressed to the board or to the particular director, and sending it to the Secretary of the Company at the Company's principal office at 102 West Roanoke Drive, Fitzgerald, Georgia 31750. The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental to the election of directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     Whether or not you plan to attend the annual meeting, please complete, sign, date, and return the enclosed proxy promptly. A pre-addressed envelope has been provided for that purpose. No postage is required if the proxy is mailed in the United States.

September 29, 2006

                               CBC HOLDING COMPANY
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 18, 2006

     The undersigned hereby appoints George M. Ray and Sidney S. (Buck) Anderson as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of CBC Holding Company, 102 West Roanoke Drive, Fitzgerald, Georgia, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the Charles Harris Learning Center at East Central Technical College, located at 667 Perry House Road, Fitzgerald, Georgia, on Wednesday, October 18, 2006 at 5:00 p.m., and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.
     ----------------------------------------------------------------

PROPOSAL: To elect the fourteen (14) persons listed below to serve as directors of the Company for a term of one year:

     -  Sidney S. (Buck) Anderson, Jr.  -  John S. Dunn          -  George M. Ray
     -  James Thomas Casper, III        -  Lee Phillip Liles     -  Hulin Reeves, Jr.
     -  Charles A. (Pete) Clark, Sr.    -  Steven L. Mitchell    -  Robert E. Sherrell
     -  John T. Croley, Jr.             -  James A. Parrott, II  -  John Edward Smith, III
     -  A. B. C. (Chip) Dorminy, III                             -  Wyndall L. Walters

          [ ]  FOR all nominees listed above      [ ]  WITHHOLD AUTHORITY
               (except as indicated to the             to vote for all nominees
               contrary below).                        listed above.

         INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE,
      MARK "FOR" ABOVE, BUT WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.
NOTE: WITHHOLDING YOUR VOTE WILL HAVE THE EFFECT OF A VOTE AGAINST THE ELECTION
                            OF THE WITHHELD NOMINEE

--------------------------------------------------------------------------------

      DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
                    WHICH MAY COME BEFORE THE ANNUAL MEETING.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY
                IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

     If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated:                            , 2006
                                              ----------------------------

                                        ----------------------------------------
                                        Name(s) of Shareholder(s)

                                        ----------------------------------------
                                        Signature(s) of Shareholder(s)

Please mark, date, and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary.

                    PLEASE RETURN PROXY AS SOON AS POSSIBLE.
                    ----------------------------------------

         DO YOU PLAN TO ATTEND THE ANNUAL MEETING?    [ ] YES    [ ] NO